UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2007

Progress Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-15929	56-2155481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(919) 546-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2007, Progress Energy, Inc. (the "Company") announced that Charles W. Pryor, Jr. has been elected to the Board of Directors of the Company.

There is no arrangement or understanding between Mr. Pryor and any other person(s) pursuant to which he was selected to serve in the above-referenced position. Mr. Pryor was appointed to the following Committees of the Company’s Board of Directors: Audit and Corporate Performance Committee and Operations and Nuclear Oversight Committee. During 2006, Mr. Pryor had no interest in any transactions to which the Company or any of its subsidiaries was a party, and there are no currently proposed transactions involving the Company or any of its subsidiaries in which he has or will have a material interest.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progress Energy, Inc.

July 11, 2007	By:	Jeffrey M. Stone

Name: Jeffrey M. Stone
Title: Chief Accounting Officer